UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 10, 2014

MEDIFIRST SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada		27-3888260
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

45 E. Main Street. Suite  208, Freehold, NJ            07728

      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (732)-786-8044

50 Oxford Road, Manalapan NJ  07726

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-	Other Events

Item 8.01	Other Events

On May 7, 2014, the Company announced that it had entered into a business development agreement with Native Holdings LLC based in South Florida.  Native Holdings LLC has a long standing business relationship with the Seminole Tribe of Florida. A copy of the Company’s announcement is attached to this Report as Exhibit 99.1 and a copy of the business development agreement is attached to this Report as Exhibit 10.1

Section 9-	Financial Statements and Exhibits

Item 9.01	Exhibits

Exhibit No.	Description

10.1	Financial and Corporate Development Consulting Agreement dated February 10, 2014.

99.1	Press Release dated May 7, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: May 9, 2014	By:	/s/ Bruce J. Schoengood
President and Chief Executive Officer